UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 14, 2008
M.D.C. Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967

(State or other	(Commission file number)	(I.R.S. employer
jurisdiction of		identification no.)
incorporation)
4350 South Monaco Street, Suite 500, Denver, Colorado 80237
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (303) 773-1100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On July 14, 2008, M.D.C. Holdings, Inc. (the “Company”) issued a press release announcing that Christopher M. Anderson has joined the Company as Senior Vice President — Finance. Upon the retirement of Paris G. Reece III as an officer of the Company and appointment by the Board of Directors, Anderson will move into the Chief Financial Officer role.
As previously disclosed, Reece’s retirement date as an officer of the Company will be the later of: (a) the close of business on August 1, 2008, or (b) the close of business on the first business day following the filing of the Company’s quarterly report on Form 10-Q for the period ending June 30, 2008 and the occurrence of the Company’s earnings release conference call for that period. It is anticipated that the Company’s Board of Directors will appoint Anderson as Senior Vice President, Chief Financial Officer and Principal Accounting Officer effective upon Reece’s retirement date.
The press release is attached as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press release dated July 14, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.
Dated: July 14, 2008	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press release dated July 14, 2008.